Prudential Investment Portfolios 8

PGIM Securitized Credit Fund (the "Fund")

Supplement dated September 14, 2021 to the Fund's Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

Effective September 30, 2021, Gabriel Rivera, is added as portfolio manager to the Fund. Additionally, John Vibert will be removed as portfolio manager effective December 31, 2021.

Effective September 30, 2021, the Fund's Summary Prospectus and Prospectus is revised as follows:

1.The table in the section of the Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the following:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers
PGIM Investments	PGIM Fixed	Gabriel Rivera	Principal	September
LLC	Income			2021

Effective December 31, 2021, all references to John Vibert are hereby removed.

2.The section of the Prospectus entitled "How the Funds are Managed – Portfolio Managers" is revised by adding the following:

Gabriel Rivera is a Principal and Securitized Products Portfolio Manager on PGIM Fixed Income's Securitized Products Team. Mr. Rivera is responsible for managing and trading ABS, CMBS, and RMBS investments. Prior to joining the Firm in 2016, Mr. Rivera was a Director at Barclays Capital focusing on RMBS trading and subsequently headed the Commercial Mortgage Backed Securities trading desk. Mr. Rivera began his career in Blackrock's mortgage research group and later transitioned into the portfolio management group where he focused on non-agency RMBS investing. Mr. Rivera earned a BS in Electrical and Computer Engineering from Cornell University and a MS from Columbia University in Operations Research and Industrial Engineering.

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